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                                                                   Exhibit 10.11
                               FIRST AMENDMENT TO
                             REGISTRATION AGREEMENT


         This First Amendment to Registration Agreement dated as of October 23, 1995 is among DeVlieg-Bullard, Inc., a Delaware Corporation (the "Company"); Allied Investment Corporation ("AIC"), Allied Investment Corporation II ("AIC II"), and Allied Capital Corporation II ("ACC II" and, together with AIC and AIC II, the "Allied Companies"), all Maryland corporations; Banc One Capital Partners Corporation ("Banc One"), a Texas corporation; PNC Capital Corp. ("PNC"), a Delaware Corporation; and Charles E. Bradley, Sr., ("Bradley") and John G. Poole ("Poole").

         WHEREAS, the Company, the Allied Companies, Banc One and PNC are parties to a certain Registration Agreement dated as of May 25, 1994 (the "Agreement") and

         WHEREAS, the parties desire to amend the Agreement as hereinafter provided;

         NOW THEREFORE, the parties agree as follows:

         1. Bradley and Poole hereby become parties to the Agreement and each of them is, and shall be deemed to be an "Investor" as such term is used in the Agreement.

         2. Section 1 of the Agreement is hereby amended to provide that only Banc One and PNC shall have a right to request a Demand Registration, but the Allied Companies, Bradley and Poole may, on a pro rata basis, include any of its or their Investor Registrable Securities in any Demand Registration that may be requested so long as the inclusion of any such securities does not interfere with or restrict the number of Investor Registrable Securities desired to be included by Banc One or PNC in connection with such Demand Registration. In the event that any Investor Registrable Securities held by the Allied Companies are included in such Demand Registration, the Investor Registrable Securities held by Bradley or Poole may be included in such Demand Registration only to the extent that such inclusion would not interfere with or restrict the number of Investor Registrable Securities desired to be included by the Allied Companies in connection with such Demand Registration.

         3. The address for notices under this Agreement to both Bradley and Poole is as follows:
                                           c/o Stanwich Partners, Inc.
                                           One Stamford Landing
                                           62 Southfield Avenue
                                           Stamford, CT 06902


          (End of text of Agreement. Signatures appear on next page)
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         IN WITNESS WHEREOF, the parties have executed this instrument as of the date first above written.


Allied Investment Corporation              DeVlieg - Bullard, Inc.


By:  /s/ Richard E. Fearon, Jr.            By:  /s/ W. O. Thomas
    ----------------------------               ----------------------------

Allied Investment Corporation II           PNC Capital Corporation


By:  /s/ Richard E. Fearon, Jr.            By:  /s/ David J. Blair
    ----------------------------               -----------------------------

Allied Capital Corporation II              /s/ Charles E. Bradley, Sr.
                                           ---------------------------------
                                           Charles E. Bradley, Sr.
By:  /s/ Richard E. Fearon, Jr.
    ----------------------------           /s/ John G. Poole
                                           ---------------------------------
Banc One Capital Partners                  John G. Poole

By:  /s/ James H. Wolfe
    ----------------------------




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